SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 6, 2002

                           Vector Holdings Corporation
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-17303
                                    ---------
                            (Commission File Number)

                                   65-1021346
                                   ----------
                      (I.R.S. Employer Identification No.)

            19495 Biscayne Blvd., Suite #409, Aventura, Florida 33180
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (305) 466-2411
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              (Registrant's Telephone Number, Including Area Code)

This current report on Form 8-K is filed by Vector Holdings Corporation Inc., a Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEMS 1 and 6. On October 15, 2002, the Securities and Exchange Commission filed a civil action in the United States District Court for the Southern District of Florida against the Company, Allen E. Weintraub and Florida Stock Transfer, Inc. The action is styled Securities and Exchange Commission v. Florida Stock Transfer, Inc., Vector Holdings Corporation, and Allen E. Weintraub, Case 02-023048-CIV-Ungaro-Benages/Brown. As previously reported, on November 1, 2002, each of the Company, Mr. Weintraub and Florida Stock Transfer, Inc. entered into a Permanent Injunction without admitting or denying any of the allegations, except to admitting to the jurisdiction of the Court over them and the subject matter of the claims. By virtue of the Permanent Injunction, Company and Mr. Weintraub were restrained and enjoined from violation of Section 17(a)1) of the Securities Act of 1933, Section 17(a)(2) and (3) of the Securities Act of 1933,
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5, Section 13a of the Securities Exchange Act of 1934 and Rules 13a-1, 13a-11, 13a-13 and 12b-20 thereunder, and Section 13(a) of the Securities Exchange Act of 1934 and Rule 13b2-2. As of November 14, 2002, the Judgment of Permanent Injunction is subject to entry by the Court. On October 31, 2002, Mr. Weintraub also consented to the entry of an Order permanently barring him from acting as an as an officer or director of any issuer having a class of securities registered with the SEC pursuant to Section 12 of the Exchange Act or that is required to file reports pursuant to Section 15(d) of the Exchange Act. As a result of these actions, Mr Weintraub will resign as the President of the Company effective February 15, 2003. A successor has not yet been named to head the Company.

          On December 16, 2002, the SEC entered an Order instituting Administrative Proceedings against Florida Stock Transfer, Inc., and allen Weintraub and on the same day accepted an Offer of Settlement revoking the Transfer Agent's registration and barring Mr. Weintraub's association with a transfer agent registered under Section 17A of the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to tne requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


VECTOR HOLDINGS CORPORATION
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(Registrant)

/s/ Allen Weintraub
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By: Allen Weintraub, President

Date: Feb. 12, 2003